UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 8, 2005

                              Moldflow Corporation
               (Exact name of registrant as specified in charter)


        Delaware                       000-30027                04-3406763
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission file number)     (IRS employer
     of incorporation)                                       identification no.)


            492 Old Connecticut Path, Ste 401, Framingham, MA 01701
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 358-5848

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Effective as of July 8, 2005, Moldflow Corporation (the "Company") and each of
A. Roland Thomas, the Company's President and Chief Executive Officer; Christopher L. Gorgone, the Company's Executive Vice President, Finance and Chief Financial Officer; Kenneth R. Welch, the Company's Executive Vice President and General Manager, Design Analysis Solutions; Timothy Triplett, the Company's Executive Vice President and General Manager, Manufacturing Solutions; and Ian M. Pendlebury, the Company's Vice President, Product Development; Lori
M. Henderson, the Company's Vice President and General Counsel; and Peter Kennedy, the Company's Chief Technical Officer have entered into amended and restated employment agreements (the "Restatements") in order to comply with certain requirements of Section 409A of the Internal Revenue Code of 1986, as amended, enacted as part of the American Jobs Creation Act of 2004. The Restatements continue all terms and conditions of the employment agreements currently in effect between the Company and each of its executives named above (the "Executives"), except that the Restatements provide that if the employment of any of the Executives is terminated in a manner which entitles the Executive to the payment of severance, then such severance payment shall be payable in a lump sum within thirty days following the Executive's date of termination. The foregoing description of the Restatements does not purport to be complete and is qualified in its entirety by reference to the amended and restated employment agreements that are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and
10.7 hereto and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
(c)  Exhibits:

Exhibit 10.1 - Amended and Restated Employment Agreement between Christopher L.
               Gorgone and Moldflow Corporation.

Exhibit 10.2 - Amended and Restated Employment Agreement between Kenneth R.
               Welch and Moldflow Corporation.

Exhibit 10.3 - Amended and Restated Employment Agreement between Ian M.
               Pendlebury and Moldflow Corporation.

Exhibit 10.4 - Amended and Restated Employment Agreement between Timothy
               Triplett and Moldflow Corporation.

Exhibit 10.5 - Amended and Restated Employment Agreement between A. Roland
               Thomas and Moldflow Corporation.


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


Exhibit 10.6 - Amended and Restated Employment Agreement between Lori M.
               Henderson and Moldflow Corporation.

Exhibit 10.7 - Amended and Restated Employment Agreement between Peter Kennedy and Moldflow Corporation.




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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MOLDFLOW CORPORATION



Date: July 14, 2005               By:/s/ Christopher L. Gorgone
                                     -------------------------------------------
                                     Name:  Christopher L. Gorgone
                                     Title: Vice President of Finance &
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

10.1           Amended and Restated Employment Agreement between Christopher L.
               Gorgone and Moldflow Corporation.

10.2           Amended and Restated Employment Agreement between Kenneth R.
               Welch and Moldflow Corporation.

10.3           Amended and Restated Employment Agreement between Ian M.
               Pendlebury and Moldflow Corporation.

10.4 Amended and Restated Employment Agreement between Timothy Triplett and Moldflow Corporation.

10.5 Amended and Restated Employment Agreement between A. Roland Thomas and Moldflow Corporation.

10.6           Amended and Restated Employment Agreement between Lori M.
               Henderson and Moldflow Corporation.

10.7 Amended and Restated Employment Agreement between Peter Kennedy and Moldflow Corporation.



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